Exhibit 10.36

ASSIGNMENT AND ASSUMPTION
OF AGREEMENT OF PURCHASE AND SALE
AND JOINT ESCROW INSTRUCTIONS

This Assignment and Assumption of Agreement of Purchase and Sale and Joint Escrow Instructions (“Assignment”) is entered into by and between DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership (“Assignor”) and TRT-DCT HANSON WAY LP, a Delaware limited partnership(“Assignee”), dated effective as of December     , 2006 (the “Effective Date”).

RECITALS

A.                                    Pursuant to the terms of that certain Agreement of Purchase and Sale and Joint Escrow Instructions (the “Agreement”) dated effective as of November 22, 2006, by and between Assignor, as Purchaser, and ARI-HDC, LLC, a Delaware limited liability company; ARI-HDC 1, LLC, a Delaware limited liability company; ARI-HDC 2, LLC, a Delaware limited liability company; ARI-HDC 3, LLC, a Delaware limited liability company; ARI-HDC 4, LLC, a Delaware limited liability company; ARI-HDC 5, LLC, a Delaware limited liability company; ARI-HDC 6, LLC, a Delaware limited liability company; ARI-HDC 7, LLC, a Delaware limited liability company; ARI-HDC 8, LLC, a Delaware limited liability company; ARI-HDC 9, LLC, a Delaware limited liability company; ARI-HDC 10, LLC, a Delaware limited liability company; ARI-HDC 11, LLC, a Delaware limited liability company; ARI-HDC 12, LLC, a Delaware limited liability company; ARI-HDC 13, LLC, a Delaware limited liability company; ARI-HDC 14, LLC, a Delaware limited liability company; ARI-HDC 15, LLC, a Delaware limited liability company; ARI-HDC 16, LLC, a Delaware limited liability company; and ARI-HDC 17, LLC, a Delaware limited liability company (collectively, the “Sellers”), as Sellers, Assignor agreed to purchase the Real Property (as such term is defined in the Agreement) consisting of, among other things, all of Sellers’ right to certain items relating to the Real Property, consisting of the Land and Improvements (as such terms are defined in the Agreement) located at 2030 Hanson Way, Woodland, Yolo County, California.

B.                                    Assignor desires to assign, without recourse, representation or warranty, all of its rights, benefits, liabilities and obligations arising under the Agreement (and related documents) pertaining to the Real Property to Assignee, and Assignee desires to assume all of said rights, benefits, liabilities and obligations pertaining to the Real Property.

NOW, THEREFORE, in consideration of the foregoing promises, the mutual undertakings of the parties set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

1.                                      Recitals. The above recitals are incorporated herein by reference.

2.                                      Assignment and Assumption. Pursuant to the terms and conditions of Section 20 of the Agreement, Assignor hereby transfers, assigns and conveys, without recourse, representation or warranty, express or implied, all of Assignor’s rights, interests, liabilities and obligations in and to Real Property and all of Assignor’s rights, interests, liabilities and obligations under the

Agreement (and related documents) to Assignee; provided, however, Assignor shall not be relieved of its obligations, as stipulated in the Agreement. Assignee hereby assumes all such rights, interests, liabilities and obligations of Assignor under the Agreement (and related documents) relating to such Real Property assigned to it above.

3.                                      Effective Date. The assignment and assumption described in Paragraph 2 above shall be effective as the Effective Date.

4.                                      Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties’ successors and assigns.

5.                                      Entire Agreement; Modifications. This Assignment contains the entire understanding between the parties regarding its subject matter and supersedes all other representations, warranties or agreements, express or implied, written or oral. This Assignment may only be modified in writing executed by all parties.

6.                                      Facsimile and Counterparts. This Assignment may be executed in counterparts and evidenced by facsimile, all of which shall be binding as a fully executed single original of the Assignment.

This Assignment has been executed effective as of the date first written above.

ASSIGNOR:

DCT INDUSTRIAL OPERATING PARTNERSHIP LP,
a Delaware limited partnership

By:	DCT Industrial Trust Inc.,
a Maryland corporation

	By:	/s/ W. Jeffrey Jones
W. Jeffrey Jones, Vice President

ASSIGNEE:

TRT-DCT HANSON WAY LP,
a Delaware limited partnership

By:	TRT-DCT HANSON WAY GP LLC, a Delaware limited
liability company, its general partner

	By:	TRT-DCT Industrial JV I General Partnership,
a Delaware general partnership, its sole member

		By:	DCT Industrial Fund II LLC,
a Delaware limited liability company,
a general partner

			By:	DCT Industrial Operating
Partnership LP, a Delaware
limited partnership, f/k/a
Dividend Capital Operating
Partnership LP, its sole member

				By:	DCT Industrial Trust, Inc.,
a Maryland corporation,
f/k/a Dividend Capital Trust
Inc., its general partner

					By:	/s/ W. Jeffrey Jones
W. Jeffrey Jones,
Vice President